Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                              Payment Date 4/25/00

Servicing Certificate
---------------------
Beginning Pool Balance                      171,428,361.72
Beginning PFA                                53,571,638.28
Ending Pool Balance                         227,612,134.70
Ending PFA Balance                                       -
Principal Collections                        10,953,956.72
Principal Draws                              10,687,058.99
Net Principal Collections                                -
Active Loan Count                                    9,337

Interest Collections                          1,367,967.96

Weighted Average Net Loan Rate                     8.61579%
Substitution Adjustment Amount                        0.00

Note Rate                                          6.37500%

Term Notes                                      Amount             Factor
----------                                      ------             ------
Beginning Balance                            225,000,000.00      1.0000000
Ending Balance                               225,000,000.00      1.0000000
Principal                                                 -      0.0000000
Interest                                       1,155,468.75      5.1354167
Interest Shortfall                                     0.00      0.0000000
Security Percentage                                  100.00%

Variable Funding Notes                               Amount
----------------------                               ------
Beginning Balance                                    0.00
Ending Balance                                       0.00
Principal                                            0.00
Interest                                             0.00
Interest Shortfall                                   0.00
Security Percentage                                  0.00%


Certificates                                         0.00



Beginning Overcollateralization Amount                      147,717.16
Overcollateralization Amount Increase (Decrease)          2,612,134.70
Outstanding Overcollateralization Amount                  2,759,851.86
Target Overcollateralization Amount                       3,937,500.00

Credit Enhancement Draw Amount                                    0.00
Unreimbursed Prior Draws                                          0.00

                                                        Number      Percent
                                             Balance    of Loans    of Balance
                                             -------    --------    ----------
Delinquent Loans (30 Days)              1,081,469.76      36           0.48%
Delinquent Loans (60 Days)                298,850.45       7           0.13%
Delinquent Loans (90+ Days) (1)                    -       0           0.00%
Foreclosed Loans                                   -       0           0.00%
REO                                             0.00       0           0.00%

(1) 90+ Figures Include Foreclosures and REO


                                      Liquidation To-Date
Beginning Loss Amount                           0.00
Current Month Loss Amount                       0.00
Ending Loss Amount                              0.00

                                      Special Hazard    Fraud        Bankruptcy
Beginning Amount                           0.00          0.00          0.00
Current Month Loss Amount                  0.00          0.00          0.00
Ending Amount                                 -             -             -


Liquidation Loss Distribution Amounts      0.00
Extraordinary Event Losses                 0.00
Excess Loss Amounts                        0.00

Capitalized Interest Account
----------------------------
Beginning Balance                                           158,806.91
Withdraw relating to Collection Period                      158,806.91
Interest Earned (Zero, Paid to Funding Account)                   0.00
                                                                  ----
Total Ending Capitalized Interest Account                         0.00
  Balance as of Payment Date
Interest earned for Collection Period                         1,905.78
Interest withdrawn related to prior Collection Period             0.00


Funding Account
---------------
Beginning Funding Account Balance                           147,717.16
Deposit to Funding Account                                  860,017.31
Payment for Additional Purchases                           (860,017.31)
Ending Funding Account Balance as of Payment Date           147,717.16
Interest earned for Collection Period                            94.40
Interest withdrawn related to prior Collection Period                -


Prefunding Account
------------------
Beginning Balance                                        53,571,638.28
Additional Purchases during Revolving Period            (55,590,653.40)
Excess of Draws over Principal Collections                        0.00
                                                                  ----
Total Ending Balance as of Payment Date                           0.00
Interest earned for Collection Period                       247,938.28
Interest withdrawn related to prior Collection Period             0.00


Reserve Account
---------------
Beginning Balance                                                 0.00
Deposits to Reserve Account for current Payment Date              0.00
Withdrawals from Reserve Account for current Payment Date         0.00
                                                                  ----

Total Ending Reserve Account Balance as of current
  Payment Date                                                    0.00
Interest earned for Collection Period                             0.00
Interest withdrawn related to prior                               0.00
Collection Period

        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                              Payment Date 4/25/00

Servicing Certificate
---------------------
Beginning Pool Balance                               16,706,556.23
Beginning PFA                                         7,373,121.99
Ending Pool Balance                                  21,020,641.31
Ending PFA Balance                                    4,017,803.38
Principal Collections                                 1,724,302.88
Principal Draws                                       1,583,826.94
Net Principal Collections                                        -
Active Loan Count                                              257

Interest Collections                                    121,535.77

Weighted Average Net Loan Rate                             7.85670%
Substitution Adjustment Amount                                0.00

Note Rate                                                  6.40500%

Term Notes                                   Amount               Factor
----------                                   ------               ------
Beginning Balance                         25,000,000.00          1.0000000
Ending Balance                            25,000,000.00          1.0000000
Principal                                             -          0.0000000
Interest                                     128,989.58          5.1595832
Interest Shortfall                                 0.00          0.0000000
Security Percentage                              100.00%

Variable Funding Notes                                  Amount
----------------------                                  ------
Beginning Balance                                        0.00
Ending Balance                                           0.00
Principal                                                0.00
Interest                                                 0.00
Interest Shortfall                                       0.00
Security Percentage                                      0.00%


Certificates                                             0.00



Beginning Overcollateralization Amount               7,011.28
Overcollateralization Amount Increase (Decrease)    31,433.41
Outstanding Overcollateralization Amount            38,444.69
Overcollateralization Target Amount                437,500.00

Credit Enhancement Draw Amount                           0.00
Unreimbursed Prior Draws                                 0.00

                                                   Number        Percent
                                     Balance       of Loans      of Balance
                                     -------       --------      ----------
Delinquent Loans (30 Days)          100,541.00        1             0.48%
Delinquent Loans (60 Days)          221,000.00        1             1.05%
Delinquent Loans (90+ Days)(1)               -        0             0.00%
Foreclosed Loans                             -        0             0.00%
REO                                       0.00        0             0.00%

(1) 90+ Figures Include Foreclosures and REO

                                           Liquidation To-Date
Beginning Loss Amount                              0.00
Current Month Loss Amount                          0.00
Ending Loss Amount                                 0.00

                                     Special Hazard      Fraud     Bankruptcy
Beginning Amount                          0.00            0.00        0.00
Current Month Loss Amount                 0.00            0.00        0.00
Ending Amount                                -               -           -

Liquidation Loss Distribution Amounts              0.00
Extraordinary Event Losses                         0.00
Excess Loss Amounts                                0.00

Capitalized Interest Account
----------------------------
Beginning Balance                                           21,028.38
Withdraw relating to prior month Collection Period           7,050.33
Interest Earned (Zero, Paid to Funding Account)                  0.00
                                                                 ----
Total Ending Capitalized Interest Account Balance           13,978.05
Interest earned for Collection Period                          252.37
Interest withdrawn related to prior Collection Period            0.00


Funding Account
---------------
Beginning Funding Account Balance                          927,333.06
Deposit to Funding Account                                 171,909.35
Payment for Additional Purchases                        (1,099,242.41)
Ending Funding Account Balance                                      -
Interest earned for Collection Period                          592.62
Interest withdrawn related to prior Collection Period            0.00


Prefunding Account
------------------
Beginning Balance                                        7,373,121.99
Additional Purchases during Revolving Period            (3,355,318.61)
Excess of Draws over Principal Collections                       0.00
                                                                 ----
Total Ending Balance                                     4,017,803.38
Interest earned for Collection Period                       34,116.91
Interest withdrawn related to prior Collection Period            0.00


Reserve Account
---------------
Beginning Balance                                                0.00
Deposits to Reserve Account for current Payment Date             0.00
Withdrawals from Reserve Accountfor current Payment Date         0.00
                                                                 ----
Total Ending Reserve Account Balance as of current Payment Date  0.00

Interest earned for Collection Period                           0.00
Interest withdrawn related to prior Collection Period           0.00

        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                              Payment Date 4/25/00

Servicing Certificate
---------------------
Beginning Pool Balance                                 39,537,297.04
Beginning PFA                                          10,066,931.50
Ending Pool Balance                                    48,877,370.72
Ending PFA Balance                                        863,486.51
Principal Collections                                     761,965.18
Principal Draws                                                    -
Net Principal Collections                                          -
Active Loan Count                                              1,849

Interest Collections                                      422,422.95

Weighted Average Net Loan Rate                               9.75372%
Substitution Adjustment Amount                                  0.00

Note Rate                                                     7.9500%

Term Notes                                             Amount        Factor
----------                                             ------        ------
Beginning Balance                                 50,000,000.00     1.0000000
Ending Balance                                    50,000,000.00     1.0000000
Principal                                                     -     0.0000000
Interest                                             331,250.00     6.6250000
Interest Shortfall                                         0.00     0.0000000
Security Percentage                                      100.00%

Variable Funding Notes                                 Amount
----------------------                                 ------
Beginning Balance                                      0.00
Ending Balance                                         0.00
Principal                                              0.00
Interest                                               0.00
Interest Shortfall                                     0.00
Security Percentage                                    0.00%


Certificates                                           0.00



Beginning Overcollateralization Amount                 28,800.83
Overcollateralization Amount Increase (Decrease)      136,628.69
Outstanding Overcollateralization Amount              165,429.52
Overcollateralization Target Amount                   875,000.00

Credit Enhancement Draw Amount                              0.00
Unreimbursed Prior Draws                                    0.00

                                                        Number      Percent
                                           Balance      of Loans    of Balance
                                           -------      --------    ----------
Delinquent Loans (30 Days)                  27,259.50      2         0.06%
Delinquent Loans (60 Days)                          -      0         0.00%
Delinquent Loans (90+ Days)(1)                      -      0         0.00%
Foreclosed Loans                                    -      0         0.00%
REO                                              0.00      0         0.00%

(1) 90+ Figures Include Foreclosures and REO

                                           Liquidation To-Date
Beginning Loss Amount                              0.00
Current Month Loss Amount                          0.00
Ending Loss Amount                                 0.00

                                    Special Hazard    Fraud       Bankruptcy
Beginning Amount                         0.00          0.00          0.00
Current Month Loss Amount                0.00          0.00          0.00
Ending Amount                               -             -             -

Liquidation Loss Distribution Amounts              0.00
Extraordinary Event Losses                         0.00
Excess Loss Amounts                                0.00

Capitalized Interest Account
----------------------------
Beginning Balance                                   4,795.15
Withdraw relating to prior month                    4,795.15
  Collection Period
Interest Earned (Zero, Paid to Funding Account)         0.00
                                                        ----
Total Ending Capitalized Interest Account Balance       0.00
Interest earned for Collection Period                  57.56
Interest withdrawn related to prior                     0.00
  Collection Period

Funding Account
---------------
Beginning Funding Account Balance                 424,572.29
Deposit to Funding Account                        898,593.87
Payment for Additional Purchases                 (898,593.87)
Ending Funding Account Balance                    424,572.29
Interest Earned for current Collection Period         271.32
Interest Withdrawn for prior Collection Period             -

Prefunding Account
------------------
Beginning Balance                              10,066,931.50
Additional Purchases during Revolving Period   (9,203,444.99)
Excess of Draws over Principal Collections              0.00
                                                        ----
Total Ending Balance                              863,486.51
Interest Earned for current Collection Period      46,581.70
Interest Withdrawn for prior Collection Period          0.00


Reserve Account
---------------
Beginning Balance                                       0.00
Deposits to Reserve Account for current Payment Date 0.00 Withdrawals from Reserve Account for current Payment
  Date                                                  0.00
                                                        ----
Total Ending Reserve Account Balance as of current
  Payment Date                                          0.00

Interest Earned for current Collection Period           0.00
Interest Withdrawn for prior Collection Period          0.00